Exhibit 10.4

Supplement to Subscription Agreement

This supplement to the Subscription Agreement (the “Supplement”) is made and entered into by and between Legacy Education Alliance, Inc. (the “Company”), and the investor named below (the “Investor”). The capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Offering Documents (as defined hereinafter). By execution of this Supplement, the Investor agrees as follows:

1.        Revised terms of the offering.

1.1.        The Company has previously provided to the Investor a Subscription Agreement, a Registration Rights Agreement, a Form of Warrant and a Private Placement Memorandum (collectively, “Offering Documents”) as part of a private placement offering of units of common stock and warrants to purchase the common stock (the “Offering”). The Offering is for the purchase of units (each, a “Unit”) of the common stock, par value $0.0001 per share (the “Common Stock”), and warrants (“Warrants”) to purchase shares of Common Stock. The price per Unit is $0.55. The Company desires to revise the terms of the Offering by amending certain Offering Documents as follows:

1.2.        Amendments to the Subscription Agreement.

1.2.1.          Section 5(l) of the Subscription Agreement is hereby amended to reflect that:

(i)          The Investor will not have any registration rights with respect to shares of Common Stock that are sold in the Offering; and

(ii)         The Investor will have “piggy-back” registration rights with respect to the shares of Common Stock that may be purchased by an Investor upon the exercise of the Warrant.

1.2.2.          The amendments to the Subscription Agreement are attached as Exhibit A to this Supplement (deletions are indicated by strike through text and additions are indicated by double underlined text).

1.3.        Amendments to the Registration Rights Agreement.

1.3.1.          The Consummation Date is defined as May 1, 2015.

1.3.2.          The Piggyback Rights provided in Section 2.02 is amended to provide that:

(i)          Each stockholder of the Company that exercises its “piggyback” registration rights will not trade securities of the Company in violation of applicable law.

(ii)          The Investor’s priority of its “piggyback” registration rights will be subject to any other registration rights provided by the Company to another Person and then as was provided in the Registration Rights Agreement.

1.3.3.          The amendments to the Registration Rights Agreement are attached as Exhibit B to this Supplement (deletions are indicated by strike through text and additions are indicated by double underlined text).

2.          Supplement to the PPM. The Private Placement Memorandum is hereby amended by this Supplement.

3.          Confirmation of Representations and Warranties. The Investor hereby confirms the representations and warranties made by it in each of the Subscription Agreement and the Registration Rights Agreement and the Warrant and confirms its investment interest in the Company.

4.          Ratification. The terms of each of the Subscription Agreement and Registration Rights Agreement are hereby ratified and confirmed, as supplemented and amended by this Agreement, in full force and effect.

5.           Signatures.

5.1.        By executing and delivering this Supplement, the undersigned Investor is hereby agreeing and executing and delivering as of the date of this Supplement:

5.1.1.          The Subscription Agreement, as amended by this Supplement.

5.1.2.          The Registration Rights Agreement, as amended by this Supplement.

5.1.3.          The Series A Warrant to be issued to the Investor under the terms of the Subscription Agreement.

6.           Miscellaneous.

6.1.          This Supplement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly-performed within said State.

6.2.          This Supplement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.3.          A copy of the Subscription Agreement and the Registration Rights Agreement, as amended, are attached as Exhibit C to this Supplement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date written below.

EXECUTED AND DATED this ____ day of __________, 2015.

LEGACY EDUCATION ALLIANCE, INC.

By:
Name:
Title:

Investor:

By:
Name:
Title:

Address for Notices:

Exhibit A

Amendments / Changed Pages Only to

The Subscription Agreement

[attached hereto]

(i)          The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

(j)          The Purchaser is not relying on the Company, or the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)          The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)          The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Appropriate notations will be made in the Company's stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Common Stock and the Warrants. The Company has agreed that purchasers of the Units will have, with respect to the ~~shares of Common Stock and the~~ Warrant Shares only, the registration rights described in the Registration Rights Agreement. Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

(m)          The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(n)          The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the PPM;

(o)          The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Certificate of a Purchaser As to its Accredited Investor or Non US Person Status, attached hereto as Exhibit D, as defined by Regulation S as described in documentation provided by the Purchaser to the Company. The Purchaser understands that the information and representations and warranties

Exhibit B

Amendments / Changed Pages Only to

The Registration Rights Agreement

[attached hereto]

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of __________ ___, 20__ by and among LEGACY EDUCATION ALLIANCE, INC. (the “Company”) and the parties listed on Schedule I hereto (collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Subscription Agreement (as defined below).

WHEREAS, the Investors on the date of this Agreement have purchased securities in the Company and have requested registration rights for such securities as a condition to purchasing such securities;

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Investors to facilitate their investment in the Company; and

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01      Definitions.

The terms set forth below are used herein as so defined:

“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York, New York are authorized or required by law to close.

“Change of Control” shall mean either (i) the acquisition of the Company by another person or entity by means of any transaction or series of related transactions to which the Company is a party (including, without limitation, any stock acquisition, reorganization, merger or consolidation, but excluding any such transaction if the primary purpose of such transaction is to change the Company’s domicile, and excluding any equity financing the primary purpose of which is to raise operating capital for the Company) that results in a transfer of at least fifty percent (50%) of the total voting power represented by the Company’s voting securities before such acquisition; or (ii) a sale, lease, or other conveyance of all or substantially all of the Company’s assets.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Consummation Date” shall mean the final closing date of the Offering.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means the record holder of any Registrable Securities.

“Included Registrable Securities” has the meaning specified therefore in Section 2.02(a) of this Agreement.

“Losses” has the meaning specified therefore in Section 2.05(a) of this Agreement.

“Majority-in-Interest” means Investors holding a majority of the Registrable Securities.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.

“Piggyback Registration” means a registration involving the sale of Common Stock by the Company as described further in Section 2.02(a) of this Agreement.

“Piggyback Rights Notice” shall have the meaning set forth in Section 2.02(a).

“Placement Agent” means Network 1 Financial Securities, Inc., the exclusive placement agent for the private placement of shares of Common Stock and warrants pursuant to which this Agreement was made.

“Subscription Agreement” means the Subscription Agreement between the Company and the investors named therein.

“Offering” means the private investment in public equity, or PIPE, financing of the Company that occurs in accordance with the Subscription Agreement.

“Registrable Securities” means, with respect to any Holder (i) any and all shares of Company Common Stock which are owned by such Holder as of the Consummation Date (as hereinafter defined), (ii) any shares of Company Common Stock issuable upon exercise or exchange of any securities of the Company, including, but not limited to, the Common Stock issued upon exercise of the warrants (the “Warrants”) purchased under the Subscription Agreement, which are owned by such Holder as of the Consummation Date, (iii) any shares of Company Common Stock issuable to the Placement Agent or its assigns upon exercise of warrants issued to the Placement Agent in connection with the private placement of shares of Common Stock and warrants or the Offering; and (iv) any securities of the Company issued in respect of the shares of Company Common Stock issued or issuable to any of the Holders by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Company Capital Stock issuable upon exercise or exchange thereof, in each case to the extent relating to any securities of the Company which were owned by such Holder as of the Consummation Date, each of which Registrable Securities described under (i) through (iii) above are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.

“Registration Expenses” has the meaning specified therefore in Section 2.04(a) of this Agreement.

“Registration Statement” means a registration statement under the Securities Act to permit the resale of the Registrable Securities.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as may be amended from time to time.

“Rule 145” means Rule 145 promulgated by the Commission pursuant to the Securities Act, as may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” has the meaning specified therefore in Section 2.04(a) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement by the Company in accordance with the provisions of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

Section 1.02      Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a Registration Statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement, (b) when such Registrable Security is held by the Company or one of its subsidiaries, (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.

ARTICLE II
REGISTRATION RIGHTS

~~Section 2.01 (a) Timing of Registration. As soon as practicable following the final closing date of the Offering (the “Consummation Date”), but in any event within sixty (60) days thereof, the Company shall use its commercially reasonable efforts prepare and file a Registration Statement under the Securities Act with respect to all of the Registrable Securities. The Company shall use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable after the initial filing of the Registration Statement. If a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from the Registration Statement and the Managing Underwriter at any time shall notify 3 the Company in writing that, in the reasonable judgment of such Managing Underwriter, inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its commercially reasonable efforts to include such information in the prospectus, it being acknowledged and agreed that the Company will not be required to provide any confidential information under any material agreement or disclose information for that has not been disclosed in its filings due to confidential treatment with the SEC. The Company will cause the Registration Statement filed pursuant to this Section 2.01 to be continuously effective under the Securities Act, until there are no longer any Registrable Securities outstanding, but in any event no longer than such time as counsel for the Company is willing to issue a legal opinion, in a form acceptable to the transfer agent for the Company, that the Registrable Securities held by the Investors (assuming that no Investor is an Affiliate of the Company or has transferred or assigned their Registrable Securities) may be sold pursuant to Section 4(1) of the Securities Act, and the safe harbor provided under Rule 144. The number of Registrable Securities that will be included will be the fullest amount that is permitted and if the Company is required to not include Registrable Securities because of applicable law, then the number not included in the Registration Statement will be determined on a pro rata basis. Notwithstanding any provision of this Agreement to the contrary, the Company shall not have any obligation to register or include in any Registration Statement any Registrable Securiteis to the extent that the Commission takes a position that such securities may not be so registered or so included in a Registration Statement.~~

Section 2.01  ~~(b)~~    Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company’s independent directors determine in good faith that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Registration Statement or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company’s directors, would materially adversely affect the Company; provided, however, in no event shall the Registration Statement be suspended for a period exceeding an aggregate of ninety (90) days in any three hundred sixty five (365)-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

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Section 2.02      Piggyback Rights.

(a) Participation. If at any time after the Consummation Date, the Company proposes to file a registration statement for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, then as soon as practicable but not less than ten Business Days prior to the filing of such registration statement, the Company shall give notice (“Piggyback Rights Notice”) of such proposed Underwritten Offering to the Holders and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (but only to the extent that such Registrable Securities are not then subject to lock-up provisions under any lock-up or similar agreement); provided, however, that if the Company has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Stock offered by the Company under such registration statement, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). The notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.02 hereof and receipt of such notice shall be deemed to be received by Holders on the next Business Day. Holder shall then have three (3) Business Days after such deemed receipt of the notice to request inclusion of Registrable Securities in the Underwritten Offering by providing a written notice (“Piggy Back Registration Notice”) to the Company within such period. If no Piggy Back Registration Notice from a Holder is received within the specified time, then such Holder shall have no further right to participate in such Underwritten Offering. If a Holder decides not include some or all of its Registrable Securities in any registration statement filed by the Company as described in this Section 2.02(a) as stated in the Piggy Back Registration Notice, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering by the Company of its securities, all upon the terms and conditions set forth herein. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Holders the timely provided a Piggy Back Registration Rights Agreement and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such offering by giving written notice to the Company of such withdrawal up to and including the Business Day immediately preceding the Business Day on which the underwriters price such offering. Each Holder agrees that upon receiving a Piggyback Rights Notice that it will not trade any securities of the Company if such Holder participates in the Underwritten Offering and in any event will not trade (buy or sell) any securities of the Company in each case, in violation of any applicable law including insider trading and Regulation M.

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(b) Priority of Piggyback Rights. If (1) the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Company Common Stock included in an Underwritten Offering involving Included Registrable Securities advises the Company that the total amount of Company Common Stock that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Company Common Stock offered or the market for the Company Common Stock, then the Company Common Stock to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Company can be sold without having such adverse effect, or (2) the terms of any registration rights granted to any other person by the Company permits such sale, with such number to be allocated (i) first, to the Company and ~~(ii) second,~~(A) second, to any other Person that is participating in such Underwriitten Offering; and (B) third pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other Person holding Company securities who may also be including any such securities for sale in such Underwritten Offering based, for each Selling Holder or other Person, on the fraction derived by dividing (x) the number of shares of Company Common Stock proposed to be sold by such Selling Holder or other Person in such Underwritten Offering by (y) the aggregate number of shares of Company Common Stock proposed to be sold by all Selling Holders and other Persons in such Underwritten Offering. For clarity, the Managing Underwriter or Underwriters shall have the ability to fully cut back any Registrable Securities in connection with the Underwritten Offering without limiting the shares of Common Stock or other securities to be registered in such Underwritten Offering. If any Selling Holder or other Person does not agree to the terms of any such underwriting, such Selling Holder or other Person, as the case may be, may be excluded from the Underwritten Offering by written notice from the Company or the Managing Underwriter. Any Registrable Securities or other Company securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the Managing Underwriter or Underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Selling Holders or other Person or Persons requesting additional inclusion in accordance with the formula contained in this Section 2.02(b). The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.02 at any time whether or not any Holder has elected to include securities in such registration.

(c) Notwithstanding the provisions of this Section 2.02, the Company shall not have any obligation under this Section 2.02 if a Registration Statement permitting the sale the Registrable Securities has been effective.

Section 2.03      Sale Procedures. In connection with its obligations contained in Section 2.01, the Company will:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

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Exhibit C

Execution Copy of the Subscription Agreement

Execution Copy of the Registration Rights Agreement

[attached hereto]

SUBSCRIPTION AGREEMENT

LEGACY EDUCATION ALLIANCE INC.

Units of Common Stock and Warrants

SUBSCRIPTION AGREEMENT

Table of Contents

1.	Subscription	1

2.	Payment	1

3.	Deposit of Funds	2

4.	Acceptance of Subscription	2

5.	Representations and Warranties	2

6.	Anti-Money Laundering Representations and Warranties	7

7.	Representations and Warranties of the Company	8

8.	Indemnification	9

9.	Irrevocability; Binding Effect	9

10.	Modification	9

11.	Notices	10

12.	Assignment	10

13.	Applicable Law	10

14.	Arbitration	10

15.	Blue Sky Qualification	10

16.	Use of Pronouns	11

17.	Confidentiality	11

18.	Miscellaneous	11

Exhibit A	Form of the Warrant
Exhibit B	Wire Transfer Instructions
Exhibit C	Registration Rights Agreement
Exhibit D	Certificate of Purchaser

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is dated as of the date set forth on the signature page hereof, by and among LEGACY EDUCATION ALLIANCE INC., a Nevada corporation (the “Company”), and each of the parties hereto that agree to purchase units (each, a “Unit”) of the common stock, par value $0.0001 per share (the “Common Stock”), and warrants (“Warrants”) to purchase shares of Common Stock under the term of this Agreement and the Private Placement Memorandum (the “PPM”) that was delivered to each such party (each, such party being a “Purchaser”).

The terms and conditions of the offering (“Offering”) of the Common Stock and the Warrants by the Company are as described in the PPM and this Agreement. To the extent that there is any inconsistency or ambiguity between the description of the Offering in the PPM and the terms and conditions of this Agreement, then the terms and conditions of this Agreement shall supersede the terms or description in the PPM and the terms and conditions of this Agreement shall be controlling.

Notwithstanding any of the terms and conditions of this Agreement to the contrary, the obligations and liabilities of each of the Purchasers is several and not joint and no Purchaser shall have any obligation or liability of any other Purchaser under this Agreement unless otherwise expressly provided in a supplement to this Agreement executed and delivered by such Purchaser.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties to this Agreement hereby agree as follows:

1.           Subscription.

(a)           Each Purchaser irrevocably agrees to purchase from the Company the number of Units set forth on the signature page of such Purchaser or such lesser amount as may be specified by the Company as provided hereon.

(b)           The price per Unit shall be as provided in the PPM.

(c)           The terms and conditions of each Warrant, including without limitation, the exercise price of each Warrant and the adjustments thereto, are as described in the PPM and as provided in the terms and conditions of the form of the Warrant delivered to the Purchaser, which is attached hereto as Exhibit A.

2.           Payment.

(a)           Each Purchaser will provide payment to the Company in accordance with the wire transfer instructions set forth in Exhibit B in the full aggregate amount of the purchase price of the Units that such Purchaser has subscribed for purchase.

(b)           Together with a wire transfer of such aggregate purchase price, such Purchaser is delivering a completed and executed Signature Page to this Agreement and the Registration Rights Agreement (the “Registration Rights Agreement”), in the form of Exhibit C. The Purchaser shall not be or be deemed to be a stockholder of the Company until the date that this subscription of the Purchaser is accepted by the Company.

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3.           Deposit of Funds.

(a)           All payments made by each Purchaser shall be deposited by the Company, or the Placement Agent, as soon as practicable after receipt thereof until the earliest to occur of

(i)          the rejection of such subscription with respect to such Purchaser; and

(ii)         the termination of the Offering.

(b)           The Company, may continue to offer and sell the Units and conduct additional closings for the sale of additional Units until the termination of the Offering or the completion of the maximum amount of the Offering as specified in the PPM (if any), subject to adjustment (increase or decrease) in the discretion of the Company.

4.           Acceptance of Subscription.

(a)           Each Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units of any Purchaser, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription.

(b)           The Company shall have no obligation to any Purchaser under the terms and conditions of this Agreement until the Company shall execute and deliver to such Purchaser an executed copy of this Agreement.

(c)           Any rejection of any subscription of a Purchaser by the Company shall require the return of the aggregate amount of the purchase price or part thereof (the amount that is not accepted) as provided in this Agreement, after the funds received from the Purchaser have been cleared funds that are not subject to offset or rejection by the Purchaser or any bank or financial intermediary.

5.           Representations and Warranties. Each Purchaser, severally and not jointly hereby acknowledges, represents, warrants, and agrees as follows:

(a)           None of the shares of Common Stock or the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) offered pursuant to the PPM are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Units is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) or Regulation S, each as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement;

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(b)           Prior to the execution of this Agreement, the Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the PPM and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(c)           Neither the SEC nor any state securities commission or other regulatory authority has approved the Units, the Common Stock, the Warrants or the Warrant Shares, or passed upon or endorsed the merits of the offering of Units or confirmed the accuracy or determined the adequacy of the PPM. The PPM has not been reviewed by any federal, state or other regulatory authority;

(d)           All documents, records, and books pertaining to the investment in the Units (including, without limitation, the PPM) have been made available for inspection by such Purchaser and its Advisers, if any;

(e)           The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any;

(f)           In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the PPM and such Purchaser is not relying on any oral or written representations that are in any way inconsistent with the information contained in the PPM;

(g)           Unless otherwise agreed by the Purchaser and the Company, the Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Units through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Units and is not subscribing for the Units and did not become aware of the Offering of the Units through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h)           The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to any placement agent or as otherwise described in the PPM);

(i)           The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Units and the Company and to make an informed investment decision with respect thereto;

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(j)           The Purchaser is not relying on the Company, or the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Units, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers;

(k)           The Purchaser is acquiring the Units solely for such Purchaser's own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Units, the shares of Common Stock, the Warrants or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l)           The Purchaser must bear the substantial economic risks of the investment in the Units indefinitely because none of the securities included in the Units may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the securities included in the Units to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Appropriate notations will be made in the Company's stock books to the effect that the securities included in the Units have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent of the Common Stock and the Warrants. The Company has agreed that purchasers of the Units will have, with respect to the Warrant Shares only, the registration rights described in the Registration Rights Agreement. Notwithstanding such registration rights, there can be no assurance that there will be any market for resale of the Units, the Common Stock, the Warrants or the Warrant Shares, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future;

(m)           The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Units for an indefinite period of time;

(n)           The Purchaser is aware that an investment in the Units is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the PPM;

(o)           The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Certificate of a Purchaser As to its Accredited Investor or Non US Person Status, attached hereto as Exhibit D, as defined by Regulation S as described in documentation provided by the Purchaser to the Company. The Purchaser understands that the information and representations and warranties provided by Purchaser in this Agreement is intended to enable the Company, to discharge its responsibilities under an exemption from registration under the Act, and with respect to any placement agent, their obligations under applicable FINRA rules, and thus the Company, and the placement agent and their respective advisors will rely upon the information contained herein;

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(p)           The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Units, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Units, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q)           The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the PPM and all documents received or reviewed in connection with the purchase of the Units and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any;

(r)           Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company, and the Placement Agent in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the PPM and for use in any filing of a registration statement (and each amendment thereto) with the SEC or any other reporting obligations of the Company under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act) and each other applicable law, including any state or non-US securities laws. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the securities contained in the Units;

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(s)           The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Units will not cause such commitment to become excessive. The Purchaser has determined that the investment in the Units is a suitable one for the Purchaser;

(t)           The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make this investment;

(u)           The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the PPM were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon;

(v)           Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject;

(w)           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(x)           (For ERISA plans only). The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

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6.           Anti-Money Laundering Representations and Warranties

(a)           The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations.

(b)           The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(c)           To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser acknowledges that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(d)           To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below; and

(e)           If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

7.           Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

(a)           The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of its formation and has the corporate power to conduct the business which it conducts and proposes to conduct.

(b)           The execution, delivery and performance of this Agreement by the Company have been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sale of the Units has been duly taken and approved.

(c)           The Units, Common Stock and Warrants to be issued and sold to the Purchaser as provided hereunder (and the Warrant Shares to be issued upon the exercise of the Warrants) have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the PPM. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon exercise of the Warrants pursuant to the Company's certificate of incorporation or bylaws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company. The Company has reserved sufficient shares of Common Stock to be issued upon exercise of the Warrants.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(d)           The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary for the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations which have been obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

(e)           The information provided in the PPM, considered in the aggregate, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(f)           The Company shall provide for the transfer, upon request of the Purchaser, or removal of any legends upon the Securities, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company’s transfer agents, at no cost to the Purchaser. The Company shall make generally available such information as may be necessary under SEC Rule 144 to allow for the resale of Securities by the Purchaser for at least three (3) years after the final Closing of the Offering.

(g)           Prior to the Initial Closing, the Purchaser has received a copy (or the Company has made available) the reports and documents that have been filed by the Company with the SEC.

8.           Regulatory History of the Placement Agent. The Purchaser agrees to maintain in confidence any non-public information disclosed to the Purchaser in connection with the purchase of the Units. The Purchaser represents that, as required by the new disclosure requirements under SEC Regulation D, Rule 506 (e), it has been called to the Purchaser’s attention that the officers of the placement agent specified in the PPM has, in the past, been temporarily suspended from membership in the Financial Industry Regulatory Authority (FINRA). Additional information regarding such placement agent can be obtained from www. brokercheck.finra.org.

9.           Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, the placement agent, and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Agreement.

10.           Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

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11.           Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

12.           Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

13.           Assignment. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the shares of Common Stock or the Warrants shall be made only in accordance with all applicable laws.

14.           Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly- performed within said State.

15.           Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a)           Arbitration is final and binding on the parties.

(b)           The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c)           Pre-arbitration discovery is generally more limited and different from court proceedings.

(d)           The arbitrator's award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e)           The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f)           All controversies which may arise between the parties concerning this Agreement shall be determined by arbitration pursuant to the rules then pertaining to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in New York City, New York. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them. No punitive damages shall be awarded by any arbitration panel.

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16.           Blue Sky Qualification. The purchase of Units under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Units from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

17.           Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

18.           Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

19.           Miscellaneous.

(a)           This Agreement, together with the Registration Rights Agreement, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The representations and warranties of the Company and the Purchaser made in this Agreement shall survive the execution and delivery hereof and delivery of the shares of Common Stock and Warrants contained in the Units.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. The Company shall provide, at its cost and expense, any and all opinions of counsel to the Company’s transfer agent, with respect to any sale or transfer of shares of Common Stock, Warrants or Warrant Shares by a Purchaser.

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(d)           This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(g)           The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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Instructions

To subscribe for Units in the private offering by LEGACY EDUCATION ALLIANCE, INC.:

1.           Date and Fill in the number of Units being purchased and Complete and Sign the attached

(a)           Signature Page to this Subscription Agreement and

(b)           The Signature Page to the Registration Rights Agreement.

2.           Complete and Sign the Certificate of Accredited Investor or Non US Person Status.

3.           E-mail these documents to the Company at

James E. May (jamesmay@legacyeducationalliance.com)

or send by Federal Express to:

1612 FL 33904
Attention: James E. May

4.           Please make your subscription payment payable to the order of “Legacy Education Alliance, Inc.”

5.           For wiring funds directly to the Company, see the following instructions:

Beneficiary Bank:	The Biltmore Bank of Arizona
5055 N 32nd Street
Phoenix, AZ 85018

Beneficiary Customer:	Rich Dad Education

Beneficiary Customer Number:	9525668

Routing / ABA #:	122106002

[PURCHASER SIGNATURE PAGES TO SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ________________________________________________

Title of Authorized Signatory: _________________________________________________

Email Address of Authorized Signatory: _________________________________________

Facsimile Number of Authorized Signatory: ______________________________________

Address for Notice to Purchaser:           _______________________________________________

__________________________________________________________________________

__________________________________________________________________________

Address for Delivery of Units to Purchaser (if not same as address for notice):

Subscription Amount: $_________________(U.S.)

Number of Units: _________________

Bank or Brokerage Account Information:

[Each Purchaser shall also deliver the applicable tax forms such as the Form W-9 and a certificate that they are an accredited investor]

Accepted by the Company for ___________ Units:

LEGACY EDUCATION ALLIANCE, INC.	Date: _______________

By:
Name:
Title:

Exhibit A
Form of the Warrant
[Attached Hereto]

Exhibit B
Wire Transfer Instructions
[Attached Hereto]

Exhibit C
Registration Rights Agreement
[Attached Hereto]

Exhibit D
Certificate of Purchaser
[Attached Hereto]

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of __________ ___, 20__ by and among LEGACY EDUCATION ALLIANCE, INC. (the “Company”) and the parties listed on Schedule I hereto (collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Subscription Agreement (as defined below).

WHEREAS, the Investors on the date of this Agreement have purchased securities in the Company and have requested registration rights for such securities as a condition to purchasing such securities;

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Investors to facilitate their investment in the Company; and

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01      Definitions.

The terms set forth below are used herein as so defined:

“Business Day” means a day other than a Saturday, Sunday or other day on which banks located in New York, New York are authorized or required by law to close.

“Change of Control” shall mean either (i) the acquisition of the Company by another person or entity by means of any transaction or series of related transactions to which the Company is a party (including, without limitation, any stock acquisition, reorganization, merger or consolidation, but excluding any such transaction if the primary purpose of such transaction is to change the Company’s domicile, and excluding any equity financing the primary purpose of which is to raise operating capital for the Company) that results in a transfer of at least fifty percent (50%) of the total voting power represented by the Company’s voting securities before such acquisition; or (ii) a sale, lease, or other conveyance of all or substantially all of the Company’s assets.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Consummation Date” shall mean the final closing date of the Offering.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means the record holder of any Registrable Securities.

“Included Registrable Securities” has the meaning specified therefore in Section 2.02(a) of this Agreement.

“Losses” has the meaning specified therefore in Section 2.06(a) of this Agreement.

“Majority-in-Interest” means Investors holding a majority of the Registrable Securities.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.

“Piggyback Registration” means a registration involving the sale of Common Stock by the Company as described further in Section 2.02(a) of this Agreement.

“Piggyback Rights Notice” shall have the meaning set forth in Section 2.02(a).

“Placement Agent” means and Network 1 Financial Securities, Inc., the exclusive placement agent for the private placement of shares of Common Stock and warrants pursuant to which this Agreement was made.

“Subscription Agreement” means the Subscription Agreement between the Company and the investors named therein.

“Offering” means the private investment in public equity, or PIPE, financing of the Company that occurs in accordance with the Subscription Agreement.

“Registrable Securities” means, with respect to any Holder (i) any and all shares of Company Common Stock which are owned by such Holder as of the Consummation Date (as hereinafter defined), (ii) any shares of Company Common Stock issuable upon exercise or exchange of any securities of the Company, including, but not limited to, the Common Stock issued upon exercise of the warrants (the “Warrants”) purchased under the Subscription Agreement, which are owned by such Holder as of the Consummation Date, (iii) any shares of Company Common Stock issuable to the Placement Agent or its assigns upon exercise of warrants issued to the Placement Agent in connection with the private placement of shares of Common Stock and warrants or the Offering; and (iv) any securities of the Company issued in respect of the shares of Company Common Stock issued or issuable to any of the Holders by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Company Capital Stock issuable upon exercise or exchange thereof, in each case to the extent relating to any securities of the Company which were owned by such Holder as of the Consummation Date, each of which Registrable Securities described under (i) through (iii) above are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.

“Registration Expenses” has the meaning specified therefore in Section 2.05(a) of this Agreement.

“Registration Statement” means a registration statement under the Securities Act to permit the resale of the Registrable Securities.

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“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as may be amended from time to time.

“Rule 145” means Rule 145 promulgated by the Commission pursuant to the Securities Act, as may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” has the meaning specified therefore in Section 2.05(a) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement by the Company in accordance with the provisions of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

Section 1.02      Registrable Securities. Any Registrable Security will cease to be a Registrable Security (a) when a Registration Statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective Registration Statement, (b) when such Registrable Security is held by the Company or one of its subsidiaries, (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities.

ARTICLE II
REGISTRATION RIGHTS

Section 2.01      Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company’s independent directors determine in good faith that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Registration Statement or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company’s directors, would materially adversely affect the Company; provided, however, in no event shall the Registration Statement be suspended for a period exceeding an aggregate of ninety (90) days in any three hundred sixty five (365)-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

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Section 2.02      Piggyback Rights.

(a) Participation. If at any time after the Consummation Date, the Company proposes to file a registration statement for the sale of Common Stock in an Underwritten Offering for its own account and/or another Person, then as soon as practicable but not less than ten Business Days prior to the filing of such registration statement, the Company shall give notice (“Piggyback Rights Notice”) of such proposed Underwritten Offering to the Holders and such notice shall offer the Holders the opportunity to include in such Underwritten Offering such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (but only to the extent that such Registrable Securities are not then subject to lock-up provisions under any lock-up or similar agreement); provided, however, that if the Company has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have an adverse effect on the price, timing or distribution of the Common Stock offered by the Company under such registration statement, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.02(b). The notice required to be provided in this Section 2.02(a) to Holders shall be provided on a Business Day pursuant to Section 3.02 hereof and receipt of such notice shall be deemed to be received by Holders on the next Business Day. Holder shall then have three (3) Business Days after such deemed receipt of the notice to request inclusion of Registrable Securities in the Underwritten Offering by providing a written notice (“Piggy Back Registration Notice”) to the Company within such period. If no Piggy Back Registration Notice from a Holder is received within the specified time, then such Holder shall have no further right to participate in such Underwritten Offering. If a Holder decides not include some or all of its Registrable Securities in any registration statement filed by the Company as described in this Section 2.02(a) as stated in the Piggy Back Registration Notice, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering by the Company of its securities, all upon the terms and conditions set forth herein. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Holders the timely provided a Piggy Back Registration Rights Agreement and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such offering by giving written notice to the Company of such withdrawal up to and including the Business Day immediately preceding the Business Day on which the underwriters price such offering. Each Holder agrees that upon receiving a Piggyback Rights Notice that it will not trade any securities of the Company if such Holder participates in the Underwritten Offering and in any event will not trade (buy or sell) any securities of the Company in each case, in violation of any applicable law including insider trading and Regulation M.

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(b) Priority of Piggyback Rights. If (1) the Managing Underwriter or Underwriters of any proposed Underwritten Offering of Company Common Stock included in an Underwritten Offering involving Included Registrable Securities advises the Company that the total amount of Company Common Stock that the Selling Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the Company Common Stock offered or the market for the Company Common Stock, then the Company Common Stock to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter or Underwriters advises the Company can be sold without having such adverse effect, or (2) the terms of any registration rights granted to any other person by the Company permits such sale, with such number to be allocated (i) first, to the Company and (A) second, to any other Person that is participating in such Underwriitten Offering; and (B) third pro rata among the Selling Holders who have requested participation in such Underwritten Offering and any other Person holding Company securities who may also be including any such securities for sale in such Underwritten Offering based, for each Selling Holder or other Person, on the fraction derived by dividing (x) the number of shares of Company Common Stock proposed to be sold by such Selling Holder or other Person in such Underwritten Offering by (y) the aggregate number of shares of Company Common Stock proposed to be sold by all Selling Holders and other Persons in such Underwritten Offering. For clarity, the Managing Underwriter or Underwriters shall have the ability to fully cut back any Registrable Securities in connection with the Underwritten Offering without limiting the shares of Common Stock or other securities to be registered in such Underwritten Offering. If any Selling Holder or other Person does not agree to the terms of any such underwriting, such Selling Holder or other Person, as the case may be, may be excluded from the Underwritten Offering by written notice from the Company or the Managing Underwriter. Any Registrable Securities or other Company securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the Managing Underwriter or Underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the Selling Holders or other Person or Persons requesting additional inclusion in accordance with the formula contained in this Section 2.02(b). The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.02 at any time whether or not any Holder has elected to include securities in such registration.

(c) Notwithstanding the provisions of this Section 2.02, the Company shall not have any obligation under this Section 2.02 if a Registration Statement permitting the sale the Registrable Securities has been effective.

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Section 2.03      Sale Procedures. In connection with its obligations contained in Section 2.01, the Company will:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement;

(b) furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed, and provide each such Selling Holder five (5) Business Days to object in writing to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(c) if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request, provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective, and (ii) any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(e) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, (ii) the issuance or overt threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose, or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

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(f) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

(g) make available to the appropriate representatives of the Managing Underwriter and Selling Holders access to such information and the Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, however, that the Company need not disclose any information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;

(h) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(i) use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(j) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

(k) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.04, shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.04 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

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Each Holder shall provide all information that is reasonably requested by the Company with respect to the selling stockholder information that is required to be included in a Registration Statement and matters to determine the accuracy of the information that is required to be so disclosed (the “Selling Stockholder Information”). Notwithstanding any provisions of this Agreement to the contrary, the Company shall not be required to include any Registrable Shares of any Holder in any Registration Statement if such Holder does not provide in writing confirmation as to the Selling Stockholder Information of such Holder and the Holder shall no longer have any rights under Section 2.01 or 2.04 if such Holder does not timely respond to such request for Selling Stockholder Information or does not provide such confirmation with respect to the Registration Statement that is filed in accordance with Section 2.01.

Notwithstanding any provision of this Agreement to the contrary, each Holder shall not sell any securities of the Company if it or any Affiliate of any such Holder is participating in the distribution of any securities during the restricted period, all to the extent that any such activity could cause a violation of Regulation M.

Section 2.04      Expenses.

(a) Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities under the Registration Statement pursuant to Section 2.01 or an Underwritten Offering pursuant to Section 2.02 and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and annual maintenance fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, the fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. Except as otherwise provided in Section 2.05 hereof, the Company shall not be responsible for legal or other professional or similar fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder; provided, however that the Company shall pay the legal fees of one counsel to the Investors and Holders (including any Selling Holders), to be selected by Placement Agent, in an amount not to exceed ten thousand dollars ($10,000). In addition, the Company shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities under the Registration Statement.

(b) Expenses. The Company will pay all reasonable Registration Expenses as determined in good faith, including, in the case of an Underwritten Offering, whether or not any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder and pay all taxes related to the sale of the securities.

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Section 2.05      Indemnification.

(a) By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors and officers, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each Person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Holder or underwriter or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors and officers, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder, such underwriter or such controlling Person in writing specifically for use in the Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers, and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

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(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.06. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, no indemnified party shall settle any action brought against it with respect to which it is entitled to indemnification hereunder without the consent of the indemnifying party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 2.06 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified patty or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification. The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

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(e) Other Indemnification. The provisions of this Section 2.06 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.06     Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 of the Securities Act, at all times from and after the date hereof;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof, and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration; provided that the Company’s obligations pursuant to this Section 2.07(c) shall be deemed satisfied with respect to any document that is publicly available, free of charge, on the Commission’s EDGAR website.

Section 2.07     Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Investors by the Company under this Article II may be transferred or assigned by any Investor to one or more transferee(s) or assignee(s) of at least one thousand (1,000) shares of Registrable Securities or to an Affiliate of such Investor. The Company shall be given written notice prior to any said transfer or assignment, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being transferred or assigned. Each such transferee shall assume in writing responsibility for its portion of the obligations of such Investor under this Agreement be executing a counterpart signature page hereto pursuant to which such transferee agrees to be bound by all terms and conditions contained in this Agreement.

Section 2.08      Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not (except in connection with the issuance of securities as consideration to the sellers of any Company or business acquired by the Company), without the prior written consent of the a Majority-in-Interest of the Investors (or their respective permitted assignees), enter into any agreement with any current or future holder of any securities of the Company that alters, restricts, or otherwise limits the registration rights granted hereunder or that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company on a basis that is superior (as opposed to pari passu) in any way to the registration rights granted to the Investors hereunder.

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ARTICLE III
MISCELLANEOUS

Section 3.01     Termination. This Agreement shall terminate upon the earlier of: (a) six months after the date when 75% of the Warrants have been exercised or (b) two years after the effective date of the Registration Statement.

Section 3.02     Communications. All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:

(a) if to an Investors, to the address set forth under such Investor’s signature block in accordance with the provisions of this Section 3.02,

(b) if to a transferee of the Investor, to such transferee at the address provided pursuant to Section 2.08 above, and

(c) if to the Company, to the address set forth under the Company’s signature block in accordance with the provisions of this Section 3.02.

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by any other means.

Section 3.03      Effectiveness. This Agreement shall be effective automatically and without further action on the part of any party hereto on the final closing date of the Offering.

Section 3.04      Amendments and Waivers. This Agreement may be amended, and any provision of it may be waived, only by a written agreement executed by the Company and a Majority-in-Interest of the Investors; provided, however, that no such consent shall be required to amend this Agreement to add as parties Investors purchasing Company securities in the Offering.

Section 3.05     Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.06     Assignment of Rights. All or any portion of the rights and obligations of the Investors under this Agreement may be transferred or assigned by the Investors in accordance with Section 2.08 hereof.

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Section 3.07     Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or the Subscription Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or a group with respect to such obligations or the transactions contemplated by this Agreement or the Subscription Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with enforcing its rights and obligations under this Agreement. Each Investor will be entitled to independently protect an enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Agreement for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

Section 3.08     Aggregation of Purchased Common Stock. All Company Common Stock held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

Section 3.09     Recapitalization, Exchanges, etc. Affecting the Common Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all securities of the Company or any successor, assign or acquirer of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

Section 3.10     Specific Performance. Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.11     Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. Facsimile or other electronically transmitted signatures, including by email attachment, shall be deemed originals for all purposes of this Agreement.

Section 3.12     Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.13     Governing Law. The laws of the State of New York shall govern this Agreement without regard to principles of conflict of laws.

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Section 3.14     Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.15     Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.16     No Presumption. If any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

LEGACY EDUCATION ALLIANCE, INC.

By:
Name:
Title:

with a copy to:

Herrick, Feinstein LLP
2 Park Ave
New York, NY 10016
Facsimile: (212) 592-1500
Attention: Richard Morris

and

Legacy Education Alliance, Inc.
1612 East Cape Coral Parkway
Cape Coral, FL 33904
Attention: James E. May, General Counsel

[Signatures of the Investors on the Following Pages]

Signature page of an Investor to the Registration Rights Agreement

If the Investor is an individual:	If the Investor is not an individual:

Print Name:	Name of Investor

By:
Name:
Title:

Address for notices:

Facsimile:

Email:

Schedule I

Schedule of Investors

Legacy Education Alliance, Inc. Investor Name, Address and Fax Number

Joinder Agreement to
Registration Rights Agreement
of Legacy Education Alliance, Inc.

THIS JOINDER AGREEMENT (this “Joinder”) to that certain Registration Rights Agreement of Legacy Education Alliance, Inc. (the “Company”), attached hereto (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), is made and entered into as of [INSERT DATE], by and between the Company and [INSERT NAME] (“Investor”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

WHEREAS, Investor is purchasing an aggregate amount of Notes set forth under the signature page of the Investor to this Agreement:

WHEREAS, pursuant to the terms of the Agreement, in order to become a Holder of the Company, the Investor is required, as a holder of such Registrable Securities, to become a party to the Agreement, and Investor agrees to do so in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

Agreement to be Bound. Investor hereby agrees that upon execution and delivery of this Joinder by the Investor and the Company, the Investor shall become a party to the Agreement and shall be fully bound by, and have all of the rights and benefits of, the Agreement, subject to all of the covenants, terms and conditions of the Agreement as though an original party thereto.

Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Investor and its successors and assigns.

Counterparts. This Joinder may be executed in counterparts, and as so executed shall constitute one agreement binding on the Investor and the Company.

Governing Law. This Joinder shall be governed by, and construed in accordance with, the laws and decisions of the State of New York, without regard to conflict of law rules applied in such State.

Descriptive Headings. The captions used herein are intended for convenience of reference only, shall not constitute any part of this Joinder and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this Joinder.

[THE NEXT PAGE IS THE SIGNATURE PAGE.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder as of the date first above written.

LEGACY EDUCATION ALLIANCE, INC.

By:
Name:
Title:

[INSERT INVESTOR NAME]

By:
Name:
Title:

[signature if an individual]

Amount of Investment: $ __________